UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

TruGolf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 North 1400 West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 298-1997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, TruGolf Holdings, Inc. (the “Company”), received a delist notice from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the listing of its Class A common stock was not in compliance with: (i) the minimum Market Value of Publicly Held Shares requirement set forth in Nasdaq Listing Rule 5450(b)(2)(C); (ii) the minimum bid price requirement of $1.00 per share set forth in Nasdaq Listing Rule 5450(a)(1); and (iii) the minimum shareholders’ equity requirement set forth in Nasdaq Listing Rule 5450(b)(1)(A).

The Company requested a hearing before a Nasdaq hearing panel (the “Panel”) to present a plan to regain compliance with all the continued listing requirements of Nasdaq and such hearing was held May 15, 2025. On May 30, 2025, the Panel provided the Company an exception with various milestones to regain compliance, including with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) until July 8, 2025 and the minimum Market Value of Publicly Held Shares requirement and minimum shareholders’ equity requirement until July 30, 2025. In addition, the Panel directed that the Company’s listing be transferred to the Nasdaq Capital Market, effective at the open of business on June 3, 2025.

On July 17, 2025, the Staff confirmed that the Company had regained compliance with the Bid Price Rule as required by the Panel’s decision.

On August 1, 2025, the Company received a letter from Nasdaq notifying the Company that it had demonstrated compliance with Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Panel’s decision, and, following the Company’s phase down to the Nasdaq Capital Market on June 3, 2025, the Company demonstrated compliance with the minimum market value of publicly held securities required by Nasdaq Listing Rule 5550(a)(5).

Pursuant to the letter, in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a Mandatory Panel Monitor for a period of one year from the date of the letter. If, within that one-year monitoring period, the Staff finds the Company again out of compliance with the Equity Rule, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to that deficiency and Staff will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, Staff will issue a delist determination letter and the Company will have an opportunity to request a new hearing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	TRUGOLF HOLDINGS, INC.

	By:	/s/ Christopher Jones
	Name:	Christopher Jones
	Title:	Chief Executive Officer